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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 25, 2002


                                NMT Medical, Inc.
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               (Exact name of registrant as specified in charter)



     Delaware                       000-21001                   95-4090463
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(State or other juris-             (Commission                 (IRS Employer
diction of incorporation)          File Number)              Identification No.)



27 Wormwood Street, Boston, Massachusetts                        02210-1625
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (617) 737-0930


                                       N/A
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          (Former name or former address, if changed since last report)






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Item 5.  Other Events.
         ------------

         On October 25, 2002, NMT Medical, Inc. (the "Company") issued a press release announcing that the Company received a notification of an award issued in connection with the outstanding arbitration between the Company and Dr. Morris Simon, a former director of the Company. In addition, the Company stated that a decision by the arbitrator on the issue of whether either party is entitled to reimbursement of all or a portion of its legal fees from the other is expected in the next several weeks. The full text of the Company's press release, which includes among other things, a summary of this award, is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

Exhibit No.  Description
-----------  -----------

     99.1 Press Release, dated October 25, 2002, announcing the receipt of notification of arbitration award by NMT Medical, Inc. in connection with its outstanding arbitration with Dr. Morris Simon.




                                        2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2002                      NMT Medical, Inc.
                                            -----------------
                                            (Registrant)



                                            By: /s/ Richard E. Davis
                                               ---------------------------------
                                               Name:  Richard E. Davis
                                               Title: Vice President and Chief
                                                      Financial Officer

                                        3


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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

     99.1 Press Release, dated October 25, 2002, announcing the receipt of notification of arbitration award by NMT Medical, Inc. in connection with its outstanding arbitration with Dr. Morris Simon.